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                                                                EXHIBIT 10.5(c)


                            ASSIGNMENT OF COPYRIGHTS

        KNOW ALL BY THESE PRESENTS that InfoCure Corporation, a Delaware corporation (hereinafter "Assignor"), in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby sells, assigns and transfers to PracticeWorks Systems, LLC, a Georgia limited liability company (hereinafter "Assignee"), its successors and assigns, all of Assignor's right, title and interest in and to all copyrights, copyright registrations and copyright interests of every kind and nature, and any and all renewals and extensions thereof that may be secured under all laws now or hereafter in force, and any and all causes of action heretofore accrued in the Assignor's favor for infringement of such copyrights, copyright registrations and copyright interests, with respect to the copyrights listed on Schedule A attached hereto and made a part hereof, throughout the United States, its territories and possessions, and in all such other countries, if any, throughout the world.

        IN WITNESS WHEREOF, the Assignor has caused this Assignment of Copyrights to be signed in its corporate name by its duly authorized officers and its corporate seal to be hereunto affixed this 5th day of March, 2001.


                                      INFOCURE CORPORATION


                                      By:    /s/ Frederick L. Fine
                                         --------------------------------------
                                         Frederick L. Fine
                                         Chief Executive Officer


STATE OF
        ---------------------
                                    ss.:
COUNTY OF
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        On the _____ day of _______________, before me personally appeared
__________________, to me known, who being duly sworn, did depose and say that he resides at __________________, that he is the __________________ of
__________, the corporation described herein and which executed the above Assignment of Copyrights; and that he signed his name thereto with full and unrestricted authority to do so.


                                            -----------------------------------
                                            Notary Public